                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Xircom Announces Fiscal 2000 and Fourth-Quarter Results
Reports Record Quarterly Revenues of $134.1 Million and Quarterly Earnings of $.39 Per Share, Excluding Acquisition-Related Costs

THOUSAND OAKS, Calif., October 17, 2000 -- Xircom, Inc. (Nasdaq: XIRC) today reported record net sales and record earnings for its fiscal year ended September 30, 2000. Net sales for the year were $496.2 million, a 17% increase compared to $424.4 million for the prior year. Net income, excluding acquisition-related costs and special charges, was $53.7 million, or $1.76 per share, an increase of 42% compared to $37.9 million, or $1.48 per share, for fiscal 1999. Including acquisition-related costs and special charges, net income was $25.0 million, or $.82 per share.

     An analyst call will be held at 4:30 PM, Eastern Time today to discuss these results and the Company's outlook. The dial in number for this call is 212-896-6053, reservation number 16454845. Replay options are available on Xircom's website at www.xircom.com/earnings.
                    -----------------------

     Fourth-Quarter Results. Net sales for the fourth quarter of fiscal 2000 grew to a record $134.1 million, a 16% increase compared to $115.6 million for the same period last year, and a 6% increase compared to the $126.7 million for the prior quarter. Net income, excluding acquisition-related costs and special charges, was $12.2 million, or $.39 per share, compared with $11.0 million, or $.42 per share, in the same period last year, and $14.8 million, or $.47 per share, for the prior quarter. Including acquisition-related costs and special charges, net income was $9.6 million, or $.31 per share. Acquisition-related costs consist of the write-off of in-process research and development, non-recurring acquisition-related charges, and ongoing amortization of goodwill

                           Xircom Announces Fourth-Quarter 2000 Results - Page 2

and other acquisition-related intangibles from transactions completed in prior periods. Special charges consist of provision for customer insolvency and other unusual items.

     Positioned for leadership in the exploding wireless market. "In 2000 we put in place the key elements that will position the Company as the unique supplier of both wired and wireless data access solutions for the mobile technology user," said Dirk Gates, chairman, president, and chief executive officer of Xircom. "We will leverage our position today as the leading provider of wired data connectivity for mobile users to become the leading provider of wireless data access solutions for the mobile market," said Gates. "Our recent acquisition of Omnipoint Technologies Inc. is already paying dividends - our first two Wireless Wide Area Networking (WWAN) products have officially passed GSM FTA (Formal Type Approval). Additionally, we see the market for wired access solutions moving to the embedded Mini PCI form factor. We are working aggressively to translate our dominant share in PC Cards into leading share in this market, and will evolve our business model to ensure our competitiveness in this space," said Gates.

Fiscal 2000 Highlights:

  . Announced a series of key industry partnerships and an acquisition that will firmly position the Company as a unique provider of both wired and wireless data access solutions.

  . Acquired Omnipoint Technologies Inc. (OTI) from VoiceStream Wireless Corporation (Nasdaq: VSTR), enhancing Xircom's wireless position by adding General Packet Radio Service (GPRS) products and technology to its Wireless Wide Area Network (WWAN) data solutions.

  . Teamed with Cisco Systems, (Nasdaq: CSCO), the leader in networking for the Internet, to cooperate in the development, marketing, and sales of mobile Wireless Local Area Networking (WLAN) adapters based on the IEEE 802.11b wireless Ethernet standard.

  . Gained the number one market share position in total PC Card Ethernet and Modem connections with a 15-point annual gain and a total of 46 percent market share.

  . Expanded our line of access card products to include solutions for the Visor(TM) handheld market with the introduction of the SpringPort(TM) Modem 56 GlobalACCESS
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                           Xircom Announces Fourth-Quarter 2000 Results - Page 3

     . Springboard(TM) module, the first international high-speed 56K V.90 modem for the Handspring(TM) Visor.
     . Entered the broadband and home networking markets with the introduction of the PortStation(TM) next-generation, expandable ADSL USB Modem.
     . Extended our RealPort(TM) Integrated PC Card family with the RealPort2(TM) Integrated PC Card, enabling notebook users to create customized mobile information access solutions.

     . Introduced the industry's first all-in-one conference room networking solution, NetStation(TM), offering mobile users access to their corporate network from a conference room, eliminating the need for expensive customized networking furniture.

     . Announced two stock repurchase programs, for a total of 2.5 million shares completing the repurchase of 1.6 million shares as of September 30, 2000.


About Xircom, Inc.

For over a decade mobile professionals around the world have relied on Xircom for access to their information anytime, anywhere. Xircom designs and develops innovative solutions that connect mobile users worldwide to corporate networks, the Internet, Intranets and other online resources. Xircom sells and supports its products in over 100 countries through distributors, resellers, electronic channels and global OEM partnerships. Headquartered in Thousand Oaks, Calif., with regional headquarters in Belgium, Japan and Singapore, Xircom has 1,900 employees worldwide and trailing four-quarter revenue of $496 million. Please visit http://www.xircom.com for more information.
             --------------

                                  # # #
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                           Xircom Announces Fourth-Quarter 2000 Results - Page 4


For more information contact:

Kristi Cushing
Xircom Investor Relations
(805) 376-9300
kristi.cushing@us.xircom.com
http://www.xircom.com


Notice to Readers.  This news release contains certain forward-looking statements based on current expectations that involve a number of risks and uncertainties, which could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, the timing and success of new product introductions, the Company's ability to implement and execute upon changes in its business model compared to historical operations, the introduction and adoption of applicable wide area network wireless technologies by service providers, the introduction and adoption of wireless technologies which may compete with wireless technologies used by the Company, and the market acceptance by users of applicable wide area, personal area, and/or local area network wireless technologies. Other additional risks are described in the company's SEC reports on Form 10-K for the fiscal year ended September 30, 2000 (to be filed subsequent to this release), as well as the reports on Form 10-Q for the quarters ended June 30, 2000, March 31, 2000 and December 31, 1999, the company's reports on Form 8-K filed on July 18, 2000, June 28, 2000, June 15, 2000, April 20, 2000, March 24, 2000, January 19, 2000 and November 10, 1999,
and the company's most recent registration statement on Form S-3 filed on December 22, 1999. Investor information may be found on Xircom's web site at www.xircom.com or on the SEC's EDGAR electronic filing database.
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                           Xircom Announces Fourth-Quarter 2000 Results - Page 5

                                 Xircom, Inc.
                   Condensed Consolidated Income Statements
                 (In thousands, except per share information)

                                                           (Unaudited)
                                                       Three months ended                    Year ended
                                                            September 30                     September 30
                                                        2000            1999             2000            1999
                                                    --------        --------         --------        --------
Net sales                                           $134,132        $115,627         $496,199        $424,436
Cost of sales                                         78,197          63,907          279,318         243,248
                                                    --------        --------         --------        --------
Gross profit                                          55,935          51,720          216,881         181,188

Operating expenses:
    Research and development                          12,793           7,049           37,847          24,557
    Sales and marketing                               24,298          24,397           96,512          87,348
    General and administrative                         5,662           4,464           19,648          15,143
    In-process research and development and
     other nonrecurring acquisition-related
     charges                                               -           2,232           22,400           2,232
    Amortization of goodwill and other
       acquisition-related intangibles                 2,803               -            4,565               -
    Special charges                                        -           2,364            4,150           2,364
                                                    --------        --------         --------        --------
          Total operating expenses                    45,556          40,506          185,122         131,644
                                                    --------        --------         --------        --------
Operating income                                      10,379          11,214           31,759          49,544
Other income, net                                      3,130             469            9,332           1,785
                                                    --------        --------         --------        --------
Income before income taxes                            13,509          11,683           41,091          51,329
Income tax provision                                   3,937           4,012           16,063          16,724
                                                    --------        --------         --------        --------

Net income                                          $  9,572        $  7,671         $ 25,028        $ 34,605
                                                    ========        ========         ========        ========

Diluted earnings per share                          $    .31        $    .29         $    .82        $   1.35
Diluted earnings per share, excluding
 acquisition-related costs and special charges      $    .39        $    .42         $   1.76        $   1.48

Weighted average shares outstanding                   31,335          26,192           30,606          25,682
-----------------------------------------------------------------------------------------------------------------
Net sales                                              100.0%          100.0%           100.0%          100.0%
Gross profit                                            41.7%           44.7%            43.7%           42.7%
Research and development                                 9.6%            6.1%             7.6%            5.8%
Sales and marketing                                     18.1%           21.1%            19.4%           20.6%
General and administrative                               4.2%            3.8%             4.0%            3.5%
Acquisition-related costs and special charges            2.1%            4.0%             6.3%            1.1%
                                                    --------        --------         --------        --------
                                                        34.0%           35.0%            37.3%           31.0%

Operating income                                         7.7%            9.7%             6.4%           11.7%
Operating income, excluding
 acquisition-related costs and special charges           9.8%           13.7%            12.7%           12.8%

Net income                                               7.1%            6.6%             5.0%            8.2%

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                           Xircom Announces Fourth-Quarter 2000 Results - Page 6

                                 Xircom, Inc.
                   Information Excluding Acquisition-Related
                     Costs and Special Charges (Unaudited)
                 (In thousands, except per share information)

          The following supplemental information excludes acquisition-related costs and special charges consisting of in-process research and development and other nonrecurring acquisition-related charges, ongoing amortization of goodwill and other acquisition-related intangibles, provision for customer insolvency, and other special charges. This information is not prepared in accordance with generally accepted accounting principles.

                                                     Three months ended                  Year ended
                                                        September 30                    September 30
                                                    2000            1999            2000            1999
                                                    ----            ----            ----            ----
Operations excluding acquisition-related
 costs and special charges:

  Operating expenses                              $ 42,753       $ 35,910       $154,007         $127,048

  Operating income                                $ 13,182       $ 15,810       $ 62,874         $ 54,140

  Net income                                      $ 12,234       $ 10,980       $ 53,739         $ 37,914

  Diluted earnings per share                      $    .39       $    .42       $   1.76         $   1.48
-------------------------------------------------------------------------------------------------------------

  Operating expenses                                  31.9%          31.2%          31.1%            29.9%

  Operating income                                     9.8%          13.7%          12.7%            12.8%

  Income tax rate                                     25.0%          32.3%          25.6%            32.2%

  Net income                                           9.1%           9.5%          10.8%             8.9%

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                           Xircom Announces Fourth-Quarter 2000 Results - Page 7

                                 Xircom, Inc.
                     Condensed Consolidated Balance Sheets
                                (In thousands)


                                                    September 30, 2000        September 30, 1999
                                                    ------------------        ------------------
Current assets:
     Cash and short term investments                    $  308,489                $  135,630
     Accounts receivable                                    53,203                    38,012
     Income tax receivable                                   2,377                       300
     Inventories                                            24,483                    23,563
     Deferred income taxes                                  14,674                    15,195
     Other current assets                                    9,045                     9,696
                                                        ----------                ----------
Total current assets                                       412,271                   222,396
Property and equipment, net                                 74,734                    40,536
Other assets                                                54,544                    12,564
                                                          --------                  --------
Total assets                                            $  541,549                $  275,496
                                                          ========                  ========


Current liabilities:
     Notes payable                                      $        -                $    9,138
     Accounts payable                                       34,014                    31,591
     Accrued liabilities                                    39,442                    42,235
     Accrued income taxes                                        -                     3,952
                                                          --------                  --------
Total current liabilities                                   73,456                    86,916
Deferred income taxes                                       17,134                    13,660

Shareholders' equity:
     Common stock                                               30                        24
     Paid-in capital                                       402,930                   151,925
     Retained earnings                                      47,999                    22,971
                                                        ----------                ----------
Total shareholders' equity                                 450,959                   174,920
                                                        ----------                ----------
Total liabilities and shareholders' equity              $  541,549                $  275,496
                                                        ==========                ==========